UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2024

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol(s)	Name of each exchange of which registered
Common stock, $0.01 par value	PARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Inventory Intermediation Financing Agreement

On May 31, 2024, Par Hawaii Refining, LLC (“PHR”), a subsidiary of Par Pacific Holdings, Inc. (“Par”), entered into an Inventory Intermediation Agreement with Citigroup Energy Inc. (“Citi”) (the “Inventory Intermediation Agreement”). Pursuant to the Inventory Intermediation Agreement, Citi will finance and hold title to crude oil in transit or in storage tanks to be consumed by PHR’s refinery located in Kapolei, Hawaii (the “Refinery”) on terms and subject to conditions set forth in the Inventory Intermediation Agreement. In connection with the Inventory Intermediation Agreement, Citi will enter into certain market risk hedges, in each case, on terms and subject to conditions set forth in the Inventory Intermediation Agreement.

The Inventory Intermediation Agreement has a term of 36 months, subject to a mutual extension option for an additional 12 months. The Inventory Intermediation Agreement replaces the Second Amended and Restated Supply and Offtake Agreement (the “Supply and Offtake Agreement”) between PHR and J. Aron & Company LLC (“Aron”) that was terminated on May 31, 2024. Par Petroleum, LLC guarantees PHR’s obligations under the Inventory Intermediation Agreement and certain other related agreements pursuant to an unsecured guaranty.

The Inventory Intermediation Agreement also requires PHR to comply with certain covenants that restrict PHR’s ability to take certain actions, including certain limitations on PHR’s ability to incur debt and grant liens.

The foregoing description of the Inventory Intermediation Agreement is qualified in its entirety by reference to the Inventory Intermediation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Pledge and Security Agreement

In connection with the Inventory Intermediation Agreement, on May 31, 2024, PHR entered into that certain Pledge and Security Agreement, dated as of May 31, 2024 (“Pledge and Security Agreement”), with Citi, which granted Citi a security interest in certain collateral to secure the obligations of PHR under the Inventory Intermediation Agreement and related agreements.

The foregoing description of the Pledge and Security Agreement is qualified in its entirety by reference to the Pledge and Security Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Joinder Agreement

On May 31, 2024, PHR entered into a Joinder Agreement (the “Joinder Agreement”) as a Borrower to the Asset-Based Revolving Credit Agreement, dated as of April 26, 2023 (as amended, supplemented or otherwise modified, the “ABL Loan Agreement”), among Par Pacific Holdings, Inc., a Delaware corporation (the “Company”), certain of its subsidiaries, Wells Fargo Bank, National Association, as administrative agent and collateral agent (in such capacity, the “ABL Agent”), and the lenders party thereto.

Item 1.02 Termination of a Material Definitive Agreement.

Supply and Offtake Agreement

On May 31, 2024, the Supply & Offtake Agreement was terminated as a result of the expiration of such agreement in accordance with its terms, and such termination was not the result of any breach or other failure to comply with any term or condition of the foregoing or resulted in any termination penalties. In connection with the termination of the Supply and Offtake Agreement, PHR and Aron agreed that each of the Transaction Documents (as defined in the Supply and Offtake Agreement) to which Aron and PHR are party and all guaranties in favor of Aron that support obligations of PHR under the Supply and Offtake Agreement were terminated on May 31, 2024, other than (i) certain agreements pursuant to which the relevant inventory was sold by Aron to PHR on May 31, 2024, and (ii) certain surviving contingent obligations of PHR in connection with the Supply and Offtake Agreement (including contingent obligations relating to the final settlement provisions under the Supply and Offtake Agreement that are supported by cash collateral posted by PHR to Aron), which are guaranteed by Par Petroleum, LLC pursuant to an unsecured guaranty.

Third Amended and Restated Security Agreement

In connection with the termination of the Supply and Offtake Agreement and the termination of the LC Facility (as defined below), on May 31, 2024, that certain Third Amended and Restated Security Agreement, dated as of June 26, 2023 (“Third A&R Security Agreement”), among U.S. Bank Trust Company, National Association, as collateral agent, PHR, Aron and the LC Facility Agent (as defined below), was terminated, together with the relevant intercreditor agreement among PHR, LC Facility Agent, Aron and the collateral agent.

Uncommitted Credit Agreement

In connection with the termination of the Supply and Offtake Agreement and the entry of the Inventory Intermediation Agreement, on May 31, 2024, that certain Uncommitted Credit Agreement, dated as of July 26, 2023 (“LC Facility”), among PHR, as borrower, MUFG Bank, Ltd., as administrative agent (in such capacity, “LC Facility Agent”), and the lenders and letter of credit issuing banks party thereto, was terminated.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the new intermediation facility and confirming the increase in the Company’s existing asset-based revolving credit facility (“ABL”) commitments is filed herewith as Exhibit 99.1 and incorporated by reference herein. In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

As previously disclosed, on March 22, 2024, the Company and certain of its subsidiaries entered into that certain Third Amendment to the ABL Loan Agreement with the ABL Agent and the lenders party thereto. On May 31, 2024, the increase in lender commitments to up to $1.4 billion and the addition of certain collateral assets to the borrowing base of the ABL, the Inventory Intermediation Agreement and the termination of the Supply and Offtake Agreement each became effective.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1*	Inventory Intermediation Agreement, dated as of May 31, 2024, by and between Par Hawaii Refining, LLC and Citigroup Energy Inc.
10.2*	Pledge and Security Agreement, dated May 31, 2024, by and between Par Hawaii Refining, LLC and Citigroup Energy Inc.
99.1	Press Release Issued by Par Pacific Holdings, Inc. dated June 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* This filing excludes certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated:	June 5, 2024	/s/ Jeffrey R. Hollis
Jeffrey R. Hollis
Senior Vice President, General Counsel, and Secretary